UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2004



                          Summit Financial Group, Inc.
             (Exact name of registrant as specified in its charter)



West Virginia                      0-16587                        55-0672148
(State or Other                   (Commission                   (I.R.S. Employer
  Jurisdiction)                   File Number)                  Identification)




                              300 North Main Street
                              Moorefield, WV               26836
               (Address of principal executive offices) (Zip Code)





                                 (304) 530-7233
              (Registrant's telephone number, including area code)





                                 Not Applicable
      (Former name, address, and fiscal year, if changed since last report)

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

99.1     News Release, dated April 15, 2004 incorporated herein by reference.

Item 12.  Results of Operations and Financial Condition

On April 15, 2004, Summit issued a News Release announcing its earnings for the first quarter of 2004. A copy of the News Release is attached as Exhibit 99.1 to this Report.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SUMMIT FINANCIAL GROUP, INC.


Date:  April 15, 2004                    By:  /s/ Robert S. Tissue
                                              -------------------------------
                                                Robert S. Tissue
                                                Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                           Description
-----------                           -----------

99.1        News Release, dated April 15, 2004 incorporated herein by reference.